UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) January 25, 2006

ST. JUDE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-8672

Minnesota	41-1276891
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Lillehei Plaza, St. Paul, Minnesota 55117
(Address of principal executive offices, including zip code)

(651) 483-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On January 25, 2006, St. Jude Medical, Inc. issued a press release concerning financial results for the fourth quarter and full-year 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press release issued by St. Jude Medical, Inc. dated January 25, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

Date: January 25, 2006	By:	/s/ Kevin T. O’Malley
Kevin T. O’Malley Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 25, 2006, announcing the results of operations of St. Jude Medical, Inc. for the fourth quarter and full-year 2005.